Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

April 25, 2016, as supplemented October 14, 2016

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (formerly, AZL® MVP T. Rowe Price Capital Appreciation Fund)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 25, 2016, as supplemented October 14, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses(1)(2)	0.78%

Total Annual Fund Operating Expenses	0.91%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table of the prospectus.
(2)	Acquired Fund Fees and Expenses have been restated to reflect estimated expenses for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Under normal market conditions, the Manager will allocate approximately 80%-100% of the Fund’s assets to the Underlying Funds. Of this allocation, approximately 50% will be allocated to the AZL T. Rowe Price Capital Appreciation Fund, approximately 30% to the AZL S&P 500 Index Fund, and approximately 20% to the AZL Enhanced Bond Index Fund. The percentage allocations to each strategy will be monitored regularly by the adviser, but generally will not exceed plus or minus 10% of the target ranges. The Manager may allocate the Fund’s assets outside of the target ranges specified here when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Up to 20% of the Fund’s assets may be allocated to the Fund’s MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities. This process could cause the equity exposure of the Fund to fluctuate, but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility. During periods of extreme market volatility, the MVP process could result in equity exposure that is much lower than 10%.

The Manager will implement the Fund’s MVP risk management process using futures. Futures provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for the Fund at or below 12% over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful. The MVP process is employed when normal market conditions, as defined by the Manager, do not exist.

The AZL T. Rowe Price Capital Appreciation Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective. It will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes has above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, mortgage- and asset-backed securities, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.

The AZL S&P 500 Index Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index, and it normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

The AZL Enhanced Bond Index Fund seeks to exceed the total return of the Barclays U.S. Aggregate Bond Index. It invests under normal market conditions at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The subadviser uses the Barclays U.S. Aggregate Bond Index as a guide in structuring the Underlying Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

can be no guarantee that investment decisions made by the Manager will produce the desired results. The Fund, as a shareholder of the underlying fund, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying fund.

Because the Fund may utilize futures pursuant to its MVP risk management process, the Fund also is subject to derivatives risk, including risks related to futures and options. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of options and futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of options is related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, options on highly volatile indices, securities, currency, or other assets may be more expensive than options on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Because the Fund invests primarily in the Underlying Funds, it is subject to the following risks associated with those investments:

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk If the Underlying Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.
•	Capitalization Risk Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Focused Investment Risk Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.
•	Bank Loan Risk To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.
•	Convertible Securities Risk The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.
•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.
•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.
•	Security Quality Risk The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, reduced liquidity, and differences in social and economic developments or policies.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.
•	Mortgage-Related and Other Asset-Backed Risk Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.
•	Options Risk To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

•	Index Fund Risk The Underlying Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
•	Industry Sector Risk Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund’s portfolio.
•	Leveraging Risk The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Call Risk If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.
•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Repurchase Agreements and Purchase and Sale Contracts Risk If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.
•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Sovereign Debt Risk Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	U.S. Government Obligations Risk Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Bar Chart and Table

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the S&P 500 Index. The Fund’s performance also is compared to the Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Prior to October 14, 2016, the Fund was known as the AZL MVP T. Rowe Price Capital Appreciation Fund and invested in different investments. Consequently, the performance information below may have been different if the Fund had been managed according to its current investment strategies prior to October 14, 2016.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2015)	3.42%
Lowest (Q3, 2015)	-2.56%

Average Annual Total Returns

	One Year Ended December 31, 2015	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	4.15%	7.72%
S&P 500 Index*	1.38%	7.62%
Barclays U.S. Aggregate Bond Index*	0.55%	2.90%
Balanced Composite Index*	1.20%	5.80%

*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.

The Fund’s portfolio managers since January 2014 are: Brian Muench, CFA, president of the Manager and portfolio manager; Mark Glad, portfolio manager; and Brian Mong, CFA, portfolio manager, both since October 2016.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

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The Allianz Variable Insurance Products Fund of Funds Trust

The Allianz Variable Insurance Products Fund of Funds Trust